UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2007

ENTERPRISE GP HOLDINGS L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500
(Registrant’s Telephone Number, including Area Code:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

We are filing the unaudited condensed consolidated balance sheet of EPE Holdings, LLC at March 31, 2007, which is included as Exhibit 99.1 to this Current Report on Form 8-K. EPE Holdings, LLC is the general partner of Enterprise GP Holdings L.P.

Risks Inherent in an Investment in Us

The publicly traded partnerships in which we own interests have adopted certain methodologies that may result in a shift of income, gain, loss and deduction between the general partner and the unitholders of these publicly traded partnerships. The Internal Revenue Service (“IRS”) may challenge this treatment, which could adversely affect the value of the common units of a publicly traded partnership in which we own interests and our common units.

When we, or a publicly traded partnership in which we own interests (“MLP”), issue additional units or engage in certain other transactions, the applicable MLP determines the fair market value of its assets and allocates any unrealized gain or loss attributable to such assets to the capital accounts of the MLP’s public unitholders and the MLP’s general partner. This methodology may be viewed as understating the value of the MLP’s assets. In that case, there may be a shift of income, gain, loss and deduction between certain MLP unitholders and the general partner of the MLP, which may be unfavorable to such MLP unitholders. Moreover, under this methodology, subsequent purchasers of our common units may have a greater portion of their Internal Revenue Code Section 743(b) adjustment allocated to an MLP’s intangible assets and a lesser portion allocated to an MLP’s tangible assets. The IRS may challenge these methods, or our or an MLP’s allocation of the Section 743(b) adjustment attributable to such MLP’s tangible and intangible assets, and allocations of income, gain, loss and deduction between us and certain MLP public unitholders.

A successful IRS challenge to these methods or allocations could adversely affect the amount of taxable income or loss being allocated to our unitholders or an MLP’s unitholders. It also could affect the amount of gain on the sale of common units by our unitholders or an MLP’s unitholders and could have a negative impact on the value our common units or those of an MLP or result in audit adjustments to the tax returns of our or an MLP’s unitholders without the benefit of additional deductions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Unaudited Condensed Consolidated Balance Sheet of EPE Holdings, LLC at March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

By:	EPE Holdings, LLC, as general partner

Date: May 25, 2007	By: ___/s/ Michael J. Knesek________________
Michael J. Knesek
Senior Vice President, Controller
and Principal Accounting Officer
of EPE Holdings, LLC